Two Harbors Investment Corp. First Quarter 2013 Investor Presentation

Safe Harbor Statement Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 1

1 1.5 2 2.5 -20 0 20 40 60 80 Market and Portfolio Performance Update 2 (1) Source: Bloomberg, as of May 31, 2013 (2) Source: JP Morgan Data Query, as of May 31, 2013. Represents the spread of FN 30-year current coupon mortgage rate over the swap curve. (3) Excludes notional TBA positions of $2.2 billion and ($2.5) billion as of March 31, 2013 and May 31, 2013, respectively. (4) Represents estimated percentage change in equity value for a theoretical +100bps parallel increase in interest rates. Interest Rate Exposure Agency Spreads Have Widened(2) 10-Year Rates Have Risen Recently(1) Low Leverage 4.3x 3.8x 3.4x 3.1x 3.3x – 2.0x 4.0x 6.0x (3.1%) (1.1%) (1.8%) 0.1% 6.2% (10.0%) (5.0%) – 5.0% Q2-2012 Q3-2012 Q4-2012 Q1-2013 May 31, 2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013 May 31, 2013 5/31/2013 Book value has not changed meaningfully since March 31, 2013. 1/3/2012 6/4/2012 1/7/2013 5/31/2013 1/3/2012 6/4/2012 1/7/2013 Maintained low overall exposure to MBS(3) Portfolio positioned for higher rates(4)

Two Harbors Today 3  Largest hybrid mortgage REIT focused on investing in residential mortgage assets  $4.5 billion market capitalization1  Total portfolio of $15.5 billion as of March 31, 2013  Talented and deep bench in Minnesota and New York ― Experienced investment and administrative teams ― Pine River infrastructure provides proprietary research and analytics, as well as market access  Robust operational and risk management platform (1) Source: Bloomberg, as of May 8, 2013.

Mission-Based Strategy 4 RMBS Investment Universe  Flexibility as a hybrid REIT to take advantage of opportunities in both Agency and non- Agency securities, residential mortgage loans and other residential assets Mission  To be recognized as the industry-leading hybrid mortgage REIT Objectives  Optimize shareholder value  Provide attractive risk-adjusted returns  Logically diversify our business model  Best-in-class disclosure and governance

-10% 10% 30% 50% 70% 90% 110% 130% Delivering Total Return 5 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through May 8, 2013. Total stockholder return is defined as capital gains on stock price including dividends. Source: Bloomberg. (2) Pine River Mortgage REIT index includes: AGNC, NLY, ANH, ARR, CMO, CIM, CYS, HTS, IVR, MFA, PMT, RWT and TWO. (3) “SPXT” represents S&P 500 Total Return Index (SPXT: IND) for the period October 29, 2009 through May 8, 2013. Source: Bloomberg. 130% 68% 65% TWO Pine River Mortgage REIT Index2 SPXT3 Since inception, we have generated total stockholder return of 130%1 5/8/2013 10/29/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2009

Book Value & Dividend History 6 (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the quarter. Diluted shares outstanding at end of period, which includes the effect of dilutive outstanding warrants determined using the treasury stock method, are used as the denominator for book value per share calculation. (2) See Appendix, page 17 for calculation of Q1-2013 return on book value. (3) The per share calculation utilized the closing price of Silver Bay common stock on March 28, 2013, which was $20.70, multiplied by 17,824,647 shares of Silver Bay common stock, divided by Two Harbors’ shares outstanding of 365,065,756 on the record date, April 2, 2013. The dividend per share received by a stockholder for tax purposes was approximately $0.95 per share, which utilized the closing share price of Silver Bay common stock on the payable date, April 24, 2013, adjusted for the shares sold in open market and converted to cash proceeds which were distributed in lieu of fractional shares.  Our focus is on book value, which is critical to dividend generation over time.  Opportunistic capital allocation and security selection drives long-term alpha generation. Dividends and Book Value per diluted common share1 Strong Return on Book Value $9.08 $9.38 $8.70 $9.24 $9.44 $9.90 $9.73 $9.30 $9.03 $9.67 $9.94 $11.44 $11.54 $11.19 $0.26 $0.36 $0.33 $0.39 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.36 $0.55 $1.013 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 B o o k Val u e p er d il u te d Sha re ( $) Book Value Dividend 8.5%2 return on book value after accounting for first quarter dividend

Benefit of Hybrid Model Multi-Faceted Approach  We continue to pursue opportunities in the Agency and non-Agency markets.  We reported progress on several new opportunities during the first quarter, including Mortgage Servicing Rights (MSRs), Securitization and Credit Sensitive Loans (CSLs).  Our criteria for considering new investments include the following: ― Based on core competencies, such as understanding and managing prepayments and credit risk ― Attractive return profiles ― Improve the risk-reward profile of our aggregate portfolio ― Efficiency of middle- and-back office functions  Silver Bay is a great example of how we can leverage our core competencies to identify opportunities for shareholders: ― Provided attractive return profile for our shareholders ― Helped inform our non-Agency strategy ― Grew from nascency to public market within one year 7

Market Update

Macroeconomic & Policy Considerations

- Home prices improving, CoreLogic Home Price Index +10%[1] on a rolling 12-month basis
- Low rate environment expected to persist; continue to hedge against an increase in rates
- Unemployment stubbornly high
- Policy considerations include:
  - HARP extension through 2015
  - GSE reform
  - Potential new FHFA Director
  - Streamlined refinancing of non-Agency loans

Agency RMBS

- The Fed is the largest buyer in the mortgage market today
- Home Affordable Refinance Program ("HARP") is working
- Prepayment speeds on generic paper are expected to remain fast
- Hedging costs remain low

Non-Agency RMBS

- Credit-sensitive assets have rallied
- Strong technical factor in place
- Supply remains muted

(1) Source: CoreLogic Home Price Index rolling 12-month change as of February 28, 2013.

8

110 110 Portfolio Composition 9 Highlights Targeted Capital Allocation  Raised capital in March, for net proceeds of approximately $763 million  As of April 30, 2013, we have deployed about 75% of the capital raised  Investments in CSLs, prime jumbo loans and securitization during the first quarter As of March 31, 2013 $15.5B Portfolio $ Millions Agency Bonds $12.3B Non-Agency Bonds $3.0B 30-Year Fixed $8,887 15-Year Fixed $91 HECM2 $1,892 Other-Fixed $675 IOs and IIOs1 $515 Hybrid ARMs $182 Mezzanine $576 Senior $2,451 Portfolio Composition 50% 60% 60% 55% 55% 52% 52% 57% 53% 52% 50% 40% 40% 45% 45% 48% 44% 36% 37% 38% 4% 7% 10% 10% 1% 0% 10% 20% 30% 40% 50% 60% Q4-2010 Q3-2011 Q2-2012 Q1-2013 Agency Non-Agency Residential Real Properties Credit Sensitive Loans Other $0.2B Other3 $233 (1) Includes Agency Derivatives (“IIOs”) of $309.7 million. (2) Home Equity Conversion Mortgage loans (“HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (3) “Other” category includes CSLs of $123 million, prime jumbo loans of $69 million, net economic interest in securitization of $37 million, and non-Agency IOs of $4 million.

Agency Portfolio with Prepayment Protection Agency RMBS Portfolio Agency Strategy Agency Portfolio: $12.3B1 As of March 31, 2013 Other Low Loan Balance Pools4 15% Low FICO5 7% Post 2006 - Discount 2% Prepayment Protected 5% Seasoned6 5% HECM 15% High LTV (Predominately MHA)2 27% $85K Max Pools3 22% (1) Includes IIOs of $309.7 million as of March 31, 2013. (2) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. High LTV pools are predominately Making Homeownership Affordable (“MHA”) pools. MHA pools consist of borrowers who have refinanced through HARP. (3) Securities collateralized by loans of less than or equal to $85K. (4) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (5) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation’s scoring model. (6) Securities collateralized by loans reflecting less prepayment risk due to previously experienced high levels of refinancing. (7) Represents the three month average constant prepayment rate (“CPR”) for Agency RMBS securities and Agency derivatives. Post 2006 - Premium & IOs 2%  Implicit or explicit prepayment protection of 98%  Stable cash flows make interest rate hedging more effective Agency RMBS CPR7 Implicit or Explicit Prepayment Protected Securities (98%) Other (2%) 10 5.6% 6.0% 6.0% 6.6% 7.0% 0.0% 5.0% 10.0% 15.0% 20.0% Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Agency RMBS CPR

Non-Agency Portfolio with Sub-Prime Focus 11 Sub-Prime Exposure Non-Agency Strategy Non-Agency Portfolio Non-Agency Portfolio: $3.0B As of March 31, 2013 Option-ARM 7% Alt-A 4% Prime 2% Sub-Prime 87%  Non-Agency underlying performance continues to improve; declining delinquencies, rising home prices and servicers’ actions are impactful.  Still potential upside with a deeply discounted weighted average cost basis of $52.25  Potential benefit from policy actions 26% 87% 0% 20% 40% 60% 80% 100% Q1-2010 Q3-2010 Q1-2011 Q3-2011 Q1-2012 Q3-2012 Q1-2013 Prime Alt-A Option-Arm Sub-Prime

$15.7 $5.8 $0.5 $- $5 $10 $15 $20 Hedging Tools (Notional Value) Agency Securities (Fair Market Value) Swaps - Notional ($) Swaptions - Notional ($) IOs and IIOs ($) Hedging Strategy 12 Swaps, Swaptions and IOs BV Exposure to +100 bps Change in Rates1 Hedging  Hedging Strategy: ― Objective of protecting book value in a rising interest rate environment ― Multifaceted hedging approach, including swaps, swaptions and interest-only bonds ― Daily monitoring of interest rate exposures  Our portfolio has very little overall interest rate exposure.  A parallel increase in rates, including LIBOR, would drive higher interest income. (1) Represents estimated percentage change in equity value for +100bps change in interest rates. Change in equity value is total net asset change. (2) Notional amounts as of March 31, 2013 do not include $1.0 billion of notional interest rate swaps economically hedging our trading securities. Q4-2012 Q3-2012 Q2-2012 Q1-2012 Q1-2013 $21.5 Positions as of 3/31/2013 $12.3 2 (0.9%) (3.1%) (1.1%) (1.8%) 0.1% (10%) (6%) (2%) $B ill io ns

13 Financing Profile High-Quality Non-Agency Counterparties3 Diverse Agency Counterparties2  We continue to ladder repo maturities, and average 821 days to maturity. We currently have 24 counterparties.  The majority of repo is held with counterparties having a CDS spread of <1501, indicating low overall counterparty risk profile.  Approximately 53%1 of our Agency repo is with counterparties based in North America and 56%1 of our non- Agency repo is with counterparties based in North America. (1) As of March 31, 2013. (2) Reflects the counterparty percentage of our outstanding repurchase agreements for our Agency portfolio as of March 31, 2013. (3) Reflects the CDS Spread for our non-Agency portfolio repo counterparties as of March 31, 2013. 13.2% 10.4% 9.9% 9.2% 8.5% 8.1% 7.6% 5.6% 5.1% 5.0% 3.6% 3.5% 2.4% 2.1% 2.0% 1.9% 1.3% 0.6% 48.0% 30.9% 21.1% CDS Spread <100 CDS Spread 101 to 150 CDS Spread 150+

14 Hybrid Model Opportunity Set Prime Jumbo Securitization  Opportunity to create attractive mortgage credit investment is beneficial to shareholders  Participated in a prime jumbo securitization in 1Q13  Continue building aggregation capabilities Credit Sensitive Loans (CSLs)  Very similar to the performing residential mortgage loans in subprime/Alt-A deals  We will control servicing on the loans  As of April 30, 2013, we had purchased or contracted to purchase approximately $600 million CSLs (approximately $450 million in market value)  Potential to securitize and create attractive credit investments Mortgage Servicing Rights (MSRs)  Natural interest rate hedge for portfolio  Leverages strength in prepayment analysis  We recently acquired a company with seller-servicer approvals from Fannie Mae, Freddie Mac and Ginnie Mae GSE Credit Investments  Will evaluate when, and if, the GSEs move to distribute credit risk

4.3x 3.8x 3.4x 3.1x 7.6x 7.0x 7.1x 7.1x – 2x 4x 6x 8x Attractive Returns With Lower Risk Attractive & Comparable Dividend Yield1… … With Lower Leverage4… … Less Interest Rate Exposure 5 … … And Less Prepayment Risk 6 6.0% 15.9% 6.0% 18.7% 6.6% 19.0% 7.0% 18.0% – 5% 10% 15% 20% 15.4% 13.6% 12.3% 11.9% 19.9%2 12.8% 10.2%3 10.9% – 5% 10% 15% 20% Note: All peer financial data on this slide based on available December 31, 2012 financial information as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, HTS, IVR, MFA and NLY. (1) Reported quarterly dividends annualized, divided by closing share price as of respective quarter-ends. Dividend data based on peer company press releases. (2) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share. (3) Dividend yield based on cash dividend of $0.32 only. Does not include Silver Bay common stock distribution, which amounted to $1.01 per share. (4) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. (5) Represents estimated percentage change in equity value for +100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CMO and CYS. (6) Represents the CPR on the Agency RMBS portfolios, including Agency derivatives. TWO Peer Median Superior asset selection and risk management drive returns while taking on less risk. Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Peer Median TWO (3.1%) (6.8%) (1.1%) (2.6%)(1.8%) (8.2%) 0.1% (11.8%) (15%) (10%) (5%) – TWO Peer Weighted Average Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013 15 TWO Peer Median Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2012 Q3-2012 Q4-2012 Q1-2013

Appendix 16

17 Q1-2013 Return on Book Value of 8.5% Return on book value1 (Per diluted share amounts, except for percentage) Book value at March 31, 2013 $ 11.19 Book value at December 31, 2012 11.54 Decrease in book value (0.35) Dividend declared in 1Q132 1.33 Return on book value ($) $ 0.98 Return on book value (%) 8.5% (1) Diluted shares outstanding at end of period, which includes the effect of dilutive outstanding warrants determined using the treasury stock method, are used as the denominator for book value per share calculation. (2) Includes cash dividend of $0.32 per share and Silver Bay distribution amounting to $1.01 per share. See footnote (2) on page 4 for calculation of the Silver Bay common stock dividend.

Agency: Vintage & Prepayment Protection Q4-2012 Q1-2013 High LTV (predominately MHA)1 27% 27% $85K Max Pools2 20% 22% HECM3 17% 15% Other Low Loan Balance Pools4 16% 15% Low FICO5 7% 7% Prepayment protected 5% 5% Seasoned (2005 and prior vintages) 4% 5% 2006 & subsequent vintages - Discount 2% 2% 2006 & subsequent vintages – Premium and IOs 2% 2% Portfolio Composition as of March 31, 2013 Implicit or Explicit Prepayment Protection Non-Agency: Loan Type Q4-2012 Q1-2013 Sub-Prime 87% 87% Option-ARM 8% 7% Alt-A 4% 4% Prime 1% 2% (1) Securities collateralized by loans with greater than or equal to 80% loan-to-value. High LTV pools are predominately Making Homeownership Affordable (“MHA”) pools. MHA pools consist of borrowers who have refinanced through the Home Affordable Refinance Program (HARP). (2) Securities collateralized by loans of less than or equal to $85K. (3) Home Equity Conversion Mortgage loans (or “HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (4) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (5) Securities collateralized by loans held by lower credit borrowers as defined FICO. 18

19 Agency Securities as of March 31, 2013 Par Value ($M) Market Value ($M) % of Agency Portfolio Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 3.0-3.5% $ 3,811 $ 3,960 32.4% $ 4,018 3.1% 6 4.0-4.5% 3,489 3,821 31.2% 3,786 4.2% 12 ≥ 5.0% 989 1,106 9.0% 1,076 5.6% 51 $ 8,289 $ 8,887 72.6% $ 8,880 4.0% 14 15-Year Fixed 3.0-3.5% $ 80 $ 84 0.7% $ 78 3.0% 29 4.0-4.5% 2 2 0.0% 2 4.0% 34 ≥ 5.0% 4 5 0.0% 5 5.8% 111 $ 86 $ 91 0.7% $ 85 3.2% 33 HECM $ 1,671 $ 1,892 15.5% $ 1,799 4.7% 17 Hybrid ARMs 168 182 1.5% 177 3.8% 106 Other-Fixed 596 675 5.5% 645 4.7% 54 IOs and IIOs 4,328 5151 4.2% 505 4.8% 74 Total1 $ 15,138 $ 12,242 100.0% $ 12,091 4.1% 21 (1) Represents the market value of $206 million of IOs and $310 million of Agency Derivatives as of March 31, 2013.

Non-Agency Securities as of March 31, 2013

	Senior Bonds	Mezzanine Bonds	Total P&I Bonds
Portfolio Characteristics			
Carrying Value ($M)	$2,451	$576	$3,027
% of Non-Agency Portfolio	81.0%	19.0%	100.0%
Average Purchase Price[1]	$51.05	$57.35	$52.25
Average Coupon	1.8%	1.3%	1.7%
Collateral Attributes			
Average Loan Age (months)	78	98	82
Average Loan Size ($K)	$249	$182	$236
Average Original Loan-to-Value	77.1%	76.2%	77.0%
Average Original FICO[2]	632	634	632
Current Performance			
60+ Day Delinquencies	36.8%	31.3%	35.7%
Average Credit Enhancement[3]	13.2%	30.0%	16.4%
3-Month CPR[4]	2.4%	3.4%	2.6%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would be $47.23, $55.18 and $48.56, respectively, at March 31, 2013.
(2) FICO represents a mortgage industry accepted credit score of a borrower, which was developed by Fair Isaac Corporation.
(3) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(4) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

20

Non-Agency Discount Bond Example

Discount Sub-Prime Senior Bond – HEAT 2006-3 2A4

Represents actual bond held in Two Harbors' portfolio as of the filing date of this presentation. Collateral summary and yield analysis scenarios represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. Actual results may differ materially.



Senior Bonds
Sub Bonds
A1 & A2
- Paid off -
A3
39.9%-100%
$13M Current Face
0.6 Yr WAL[1]
A4
39.9%-100%
$71M Current Face
7 Yr WAL[1]
SUBORDINATED BONDS
Absorbs the first 40.4% of losses, after depletion of ongoing excess spread (currently 4.0%).

Security Info

- Pays sequentially after the A3 is fully paid, expected to be in early 2014.
- Receives protection from credit losses from the subordinate bonds and ongoing excess interest.
- Pays a coupon of LIBOR + 0.31%.
- Wells Fargo & SPS as servicers.

Collateral Summary

- Vintages: 2005 - 68%; 2006 - 32%.
- 60+ days delinquent: 34%.
- "Clean" & "Almost Clean"[2]: 27%.
- Severities running in the high 60s.
- MTM LTVs[3]: "Clean" = 94%.
  Delinquent = 109%.
  "12mo LIQ"[4] = 108%.

Yield Analysis[5]

- Market price at 3/31/13: $83.0.

	Strong Recovery	Flat	Severe Downturn
Loss-adjusted yields	**6.3%**	**6.0%**	**5.7%**
Total defaults	55%	57%	61%
Average severity	69%	71%	75%
Prospective deal losses	38%	41%	46%
Bond recovery	100%	100%	100%

(1) "WAL" is defined as weighted average life.
(2) "Clean" is defined as a borrower who has never missed a payment. "Almost Clean" is defined as a borrower who is current and has never been delinquent more than three times for a period greater than 30 days or delinquent one time for a period greater than 60 days.
(3) MTM LTV stands for mark-to-market loan-to-value.
(4) 12mo LIQ represents mark-to-market loan-to-value of loans liquated in the last twelve months.
(5) Strong recovery, flat and severe downturn models assume a 15% increase, no change and a 15% decrease in housing prices over two years.

21

Financing and Hedging Strategy

Interest Rate Swaps[1]

Swaps Maturities	Notional Amounts ($M)	Average Fixed Pay Rate	Average Receive Rate	Average Maturity (Years)
	March 31, 2013			
2013	$ 500	0.523%	0.288%	0.40
2014	900	0.316%	0.304%	0.79
2015	4,000	0.386%	0.305%	1.78
2016	2,550	0.583%	0.298%	2.92
2017 and after	7,735	0.975%	0.294%	4.81
	$ 15,685	0.709%	0.298%	3.36

Financing

Repurchase Agreements: RMBS and Agency Derivatives[2]	March 31, 2013 Amount ($M)	Percent (%)
Within 30 days	$2,014	16%
30 to 59 days	4,333	35%
60 to 89 days	2,501	20%
90 to 119 days	2,570	21%
120 to 364 days	798	6%
One year and over	200	2%
	$12,416	

Interest Rate Swaptions

March 31, 2013

	Option				Underlying Swap			
Swaption	Expiration	Cost ($M)	Fair Value ($M)	Average Months to Expiration	Notional Amount ($M)	Average Fixed Pay Rate	Average Receive Rate	Average Term (Years)
Payer	< 6 Months	$ 29.0	$ 0.4	4.90	$ 2,300	3.77%	3M Libor	9.5
Payer	≥ 6 Months	133.7	148.4	55.03	3,500	3.94%	3M Libor	10.0
Total Payer		$ 162.7	$ 148.8	52.94	$ 5,800	3.87%	3M Libor	9.8

(1) Notional amounts do not include $1.0 billion of notional interest rate swaps economically hedging our trading securities.
(2) Does not include repurchase agreements collateralized by U.S. Treasuries of $1.0 billion and mortgage loans held for sale of $23.1 million as of March 31, 2013.

22

23  Pine River Capital Management Partner  32 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios  Most recently served as Two Harbors’ Controller from 2009 to 2011  Previously Vice President and Executive Director of Financial Reporting at GMAC ResCap from 2007 to 2009 and held financial roles at XL Capital Ltd from 2002 to 2007. Began his career with KPMG  Pine River Capital Management Partner  Previously head of Value Investment Group at EBF & Associates; Partner since 1997  32 years of investing and management experience; commenced career at Cargill where he was a founding member of the Financial Markets Department Significant RMBS Expertise  Substantial RMBS team consisting of traders, investment analysts and a robust internal research team  Leverages proprietary analytical systems  Specialized repo funding group Chief Financial Officer Brad Farrell Chief Executive Officer Thomas Siering Chief Investment Officer William Roth Overview of Two Harbors Team Executive Officers Investment Team

24 Overview of Pine River Capital Management  Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors  Founded 2002 with approximately $14.0 billion assets under management today, of which $11.6 billion is dedicated to mortgage strategies1. − Experience managing Agency, non-Agency and other mortgage-related assets − Demonstrated success in achieving growth and managing scale Experienced, Cohesive Team2 Established Infrastructure  Sixteen partners with average of 20 years experience  365 employees, 127 investment professionals  No senior management turnover.  Historically low attrition  Strong corporate governance  Registrations include: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong) and SEBI (India)  Proprietary technology  Global footprint with 8 offices world-wide (1) Defined as estimated assets under management as of May 1, 2013, inclusive of Two Harbors and Silver Bay. (2) Employee data as of April 30, 2013. Global Asset Management Firm